UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-10521

Name of Fund: Corporate High Yield Fund V, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Corporate High Yield Fund V, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/06

Date of reporting period: 09/01/05 - 02/28/06

Item 1 - Report to Stockholders

Semi-Annual Report
February 28, 2006

Corporate High Yield
Fund V, Inc.

Corporate High Yield Fund V, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management (based on combined assets under management as of December 31, 2005). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Directors and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.

The Benefits and Risks of Leveraging

Corporate High Yield Fund V, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the yield by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.


2      CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006

A Letter From the President

Dear Shareholder

Financial markets began 2006 with a return to volatility following a fairly uninspiring 2005. For the six- and 12-month periods ended February 28, 2006, most major market indexes landed in positive territory:

Total Returns as of February 28, 2006                                6-month   12-month
=======================================================================================
U.S. equities (Standard & Poor's 500 Index)                          + 5.93%    + 8.40%
---------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                         +10.24     +16.59
---------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)    +15.14     +17.41
---------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                  - 0.11     + 2.74
---------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)       + 0.99     + 3.87
---------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                    + 1.89     + 3.27
---------------------------------------------------------------------------------------

The Federal Reserve Board (the Fed) increased interest rates 200 basis points (2.00%) over the past 12 months, bringing the target federal funds rate to 4.5%. Notably, Ben Bernanke replaced Alan Greenspan as Fed chairman in January, a month after the central bank removed the critical word "measured" from the description of its rate-hiking program. Still, most observers expect at least one more interest rate hike before the Fed pauses in its tightening campaign.

U.S. economic growth, which came in at 4.1% in the third quarter of 2005, fell to 1.6% in the fourth quarter. Growth is expected to reaccelerate in the first quarter of 2006, although the economy is likely to feel some pressure in the quarters ahead as the consumer sector seems to be softening. Capital spending by businesses, however, appears relatively strong. Overall corporate health, including strong company balance sheets, helped prompt robust dividend-distribution, share-buyback and merger-and-acquisition activity in 2005, a trend that has continued in 2006. This, as well as reasonably good company earnings and low core inflation, has been supportive of U.S. stocks despite the headwinds of rising interest rates and high energy prices. Many international equity markets have fared even better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, short-term interest rates continued to move higher as longer-term interest rates advanced more moderately. After flattening dramatically in 2005, the Treasury curve recently has been toying with bouts of inversion, whereby short-term yields have surpassed long-term yields. At period-end, the six-month Treasury bill offered the highest yield on the curve at 4.74%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial advisor and to make portfolio changes, as needed. For timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to continuing to serve your investment needs.

                                                Sincerely,


                                                /s/ Robert C. Doll, Jr.

                                                Robert C. Doll, Jr.
                                                President and Director


       CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006              3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed the total return of its market benchmark and comparable Lipper category average for the semi-annual period, benefiting primarily from positive security selection.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2006, the Common Stock of Corporate High Yield Fund V, Inc. had net annualized yields of 9.17% and 9.54%, based on a period-end per share net asset value of $14.36 and a per share market price of $13.80, respectively, and $.653 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +3.56%, based on a change in per share net asset value from $15.19 to $14.36, and assuming reinvestment of all distributions. By comparison, the high yield bond market, as measured by the Credit Suisse High Yield Index, returned +1.89%, while the Fund's comparable Lipper category of High Current Yield Funds (Leveraged) had an average return of +2.49% for the six-month period. (Funds in this Lipper category aim for relatively high current yield from investment in fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.)

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

The high yield market posted a modest gain over the past six months, reflecting continued economic growth and the gradual absorption of the securities of General Motors Corp. and Ford Motor Co. into the market. (The two auto companies' debt had been downgraded to junk bond status in May 2005.) With the strengthening market, the performance of many of our more speculative holdings improved during the six-month period, as companies such as HealthSouth Corp. and propane distributor Star Gas Partners, LP resolved financial issues, showed solid earnings recovery and generated positive returns. The same was true of Cypress Semiconductor Corp., ADC Telecommunications, Inc. and several other companies in which we held convertible securities.

What changes were made to the portfolio during the period?

In anticipation of gradually slowing economic growth and a moderate increase in the default rates on high yield bonds, we further reduced the portfolio's risk profile during the period. We trimmed the Fund's position in riskier CCC-rated bonds from 16% of net assets six months ago to 10% at period-end. We also reduced the portfolio's exposure to cyclical sectors such as chemicals, manufacturing and paper during the past six months from 15.3% of net assets to 13%.

The Fund's leverage position averaged 27.2% during the past six months. That is, the Fund borrowed the equivalent of 27.2% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. As of February 28, 2006, the Fund was 25.5% leveraged after borrowing $160.5 million at a cost of 4.53%. Over the six-month period, the average amount borrowed was approximately $178.7 million, and the weighted average annual interest rate was 4.37%. While leveraging will hinder the Fund's total return in a weak market, the converse also is true. We intend to maintain our leverage position in the mid-20% range, although that level may vary somewhat as we adjust the portfolio's holdings. (For a more complete discussion of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

The Federal Reserve Board raised the target federal funds rate from 3.50% to 4.50% in four increments of 25 basis points (.25%) during the period. Rising interest rates resulted in higher borrowing costs for the Fund. The increasing cost of leverage had an adverse effect on the Fund's earnings during the period. In addition, we upgraded the portfolio's average credit quality and modestly decreased the level of borrowing during the period. We made these moves in anticipation of a gradual increase in default rates over the remainder of 2006. While this has decreased the Fund's earnings in the short term, we believe that these changes should result in a higher net asset value in the medium term.


4      CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006

How would you characterize the Fund's position at the close of the period?

Both the Fund and the Credit Suisse High Yield Index had an average credit rating of B at the end of the period. The Fund's largest industry exposures are in less cyclical sectors such as U.S. cable, health care, gaming, diversified media and utilities. We have positioned the portfolio with limited exposure to the automotive, retail and financial sectors, given many of these companies' uncertain asset values and insecure competitive positions.

Our position in convertible securities (corporate bonds that pay interest and also can be converted to shares of company stock at a specific price) comprised 5.3% of the Fund's non-cash investments at period-end. We continue to see upside potential in that asset class relative to high yield bonds. Our holdings in floating rate securities, including bank loans, totaled 12.3% of non-cash investments at February 28, 2006. We believe that rising short-term interest rates should continue to benefit these securities.

Elizabeth M. Phillips
Vice President and Portfolio Manager

March 24, 2006


       CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006              5

Portfolio Information

                                                                                                                          Percent of
As of February 28, 2006                                                                                                 Total Assets
====================================================================================================================================
Ten Largest Holdings
------------------------------------------------------------------------------------------------------------------------------------
Building Materials Corp. of America*      Building Materials is a manufacturer of residential roofing products, with
                                          Timberline as its major brand.                                                        1.7%
------------------------------------------------------------------------------------------------------------------------------------
The AES Corp.*                            AES is a worldwide power producer with operations in the United States, Europe,
                                          Latin America and Asia. Electricity generation and sales are primarily to wholesale customers, although the company has a direct distribution business to
                                          end users.                                                                            1.7
------------------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp.*            Adelphia is a cable television operator, with systems in suburban areas of large- and medium-sized cities in the United States. Our holdings are primarily in loans to Adelphia's Century Cable subsidiary that have continued to pay
                                          interest through the bankruptcy proceedings.                                          1.5
------------------------------------------------------------------------------------------------------------------------------------
Sierra Pacific Resources*                 Sierra Pacific Resources is the holding company for two utilities, Nevada Power
                                          Company and Sierra Pacific Power Company. Both utilities primarily serve the
                                          State of Nevada.                                                                      1.4
------------------------------------------------------------------------------------------------------------------------------------
Qwest*                                    Qwest provides a broad range of telecommunications services, including broadband
                                          Internet-based data, voice and image communication, local exchange services, and data and long-distance services to residential and business customers. The company also provides Web hosting, high-speed Internet access and private
                                          networks.                                                                             1.3
------------------------------------------------------------------------------------------------------------------------------------
Intelsat Bermuda Ltd.*                    Intelsat owns and operates a global communications satellite system that offers satellite service for voice, data, video and Internet communications to over 200
                                          countries and territories.                                                            1.3
------------------------------------------------------------------------------------------------------------------------------------
SunGard Data Systems, Inc.*               SunGard is a top financial software firm, brought private by a group of seven financial investors. The company provides information technology and electronic processing for financial services companies worldwide. It also offers a high
                                          availability infrastructure for business continuity.                                  1.3
------------------------------------------------------------------------------------------------------------------------------------
Time Warner Telecom*                      Time Warner Telecom offers local telephone service and a wide range of telephony products to medium- and large-sized businesses in selected metropolitan areas.
                                          The company operates a fiber optic network.                                           1.2
------------------------------------------------------------------------------------------------------------------------------------
Cablevision Systems Corp.*                Cablevision Systems provides telecommunications and entertainment services. The company has operations in multimedia delivery, subscription cable television services, championship professional sports teams, and national television program networks. Cablevision serves cable customers primarily in the New York
                                          metropolitan area.                                                                    1.2
------------------------------------------------------------------------------------------------------------------------------------
Mediacom*                                 Mediacom is a cable television company that provides a variety of broadband services across the United States. Services include traditional video services,
                                          digital television and high-speed Internet access.                                    1.2
------------------------------------------------------------------------------------------------------------------------------------

*     Includes combined holdings and/or affiliates.

Portfolio Profile

                                                                      Percent of
Five Largest Industries                                        Total Investments
--------------------------------------------------------------------------------
Cable--U.S. .............................................                   8.7%
Utility .................................................                   7.8
Gaming ..................................................                   7.7
Health Care .............................................                   7.1
Diversified Media .......................................                   5.8
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more ofthe industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
A/A .....................................................                    .5%
BBB/Baa .................................................                   1.1
BB/Ba ...................................................                  22.7
B/B .....................................................                  60.2
CCC/Caa .................................................                   9.9
D .......................................................                    .1
NR(Not Rated) ...........................................                   2.5
Other* ..................................................                   3.0
--------------------------------------------------------------------------------
* Includes investments in common stocks, preferred stocks, capital trusts, warrants, rights, other interests and short-term investments.

                                                                      Percent of
Five Largest Foreign Countries*                                Total Investments
--------------------------------------------------------------------------------
Canada ..................................................                   5.4%
Brazil ..................................................                   1.4
Bermuda .................................................                   1.3
Netherlands .............................................                   1.3
Ireland .................................................                   1.2
--------------------------------------------------------------------------------
*     All holdings are denominated in U.S. dollars.

--------------------------------------------------------------------------------
Average Portfolio Maturity                                             6.8 years
--------------------------------------------------------------------------------


6      CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006

Schedule of Investments                                        (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                                 Value
==========================================================================================
Aerospace & Defense--5.0%
  $  3,550,000    Alliant Techsystems, Inc., 3% due 8/15/2024 (a)(g)         $   4,100,250
                  DRS Technologies, Inc.:
     2,425,000        6.875% due 11/01/2013                                      2,418,938
       375,000        6.625% due 2/01/2016                                         376,875
     1,500,000    Esterline Technologies Corp., 7.75%
                    due 6/15/2013                                                1,552,500
     1,225,000    K&F Acquisition, Inc., 7.75% due 11/15/2014                    1,249,500
                  L-3 Communications Corp.:
     2,125,000        6.375% due 10/15/2015                                      2,119,688
     2,120,000        3% due 8/01/2035 (a)(g)                                    2,175,650
     2,725,000    Standard Aero Holdings, Inc., 8.25%
                    due 9/01/2014                                                2,398,000
     2,700,000    Transdigm, Inc., 8.375% due 7/15/2011                          2,821,500
     4,525,000    Vought Aircraft Industries, Inc., 8% due 7/15/2011             4,242,188
                                                                             -------------
                                                                                23,455,089
==========================================================================================
Airlines--1.6%
     6,000,000    American Airlines, Inc. Class C, 7.80%
                    due 4/01/2008                                                5,961,347
                  Continental Airlines, Inc.:
       205,392        Series 1997-4-B, 6.90% due 1/02/2017                         190,767
       268,767        Series 1998-1-C, 6.541% due 9/15/2009                        252,707
     1,123,015        Series 2001-1 Class C, 7.033%
                        due 6/15/2011                                            1,036,024
                                                                             -------------
                                                                                 7,440,845
==========================================================================================
Automotive--0.5%
     1,200,000    General Motors Acceptance Corp., 7.25%
                    due 3/02/2011                                                1,096,400
     1,509,000    Metaldyne Corp.,10% due 11/01/2013                             1,380,735
                                                                             -------------
                                                                                 2,477,135
==========================================================================================
Broadcasting--4.2%
     1,140,000    Emmis Communications Corp.,10.366%
                    due 6/15/2012 (c)                                            1,140,000
     1,850,000    Granite Broadcasting Corp., 9.75%
                    due 12/01/2010                                               1,674,250
     1,800,000    Nexstar Finance, Inc., 7% due 1/15/2014                        1,687,500
                  Paxson Communications Corp. (c)(g):
     3,025,000        7.777% due 1/15/2012                                       3,025,000
     1,525,000        10.777% due 1/15/2013                                      1,475,438
     4,100,000    Salem Communications Corp., 7.75%
                    due 12/15/2010                                               4,207,625
       600,000    Sinclair Broadcast Group, Inc., 8% due 3/15/2012                 612,750
     3,050,000    Sirius Satellite Radio, Inc., 9.625% due 8/01/2013             2,989,000
     3,550,000    Young Broadcasting, Inc., 8.75% due 1/15/2014                  2,982,000
                                                                             -------------
                                                                                19,793,563
==========================================================================================
Cable--International--0.6%
                  New Skies Satellites NV:
     1,225,000        9.573% due 11/01/2011 (c)                                  1,264,813
     1,475,000        9.125% due 11/01/2012                                      1,585,625
                                                                             -------------
                                                                                 2,850,438
==========================================================================================
Cable--U.S.--8.8%
     1,250,000    Adelphia Communications Corp., 6%
                    due 2/15/2006 (a)(i)(l)                                         31,250
     3,550,000    CSC Holdings, Inc. Series B, 7.625%
                    due 4/01/2011                                                3,576,625
                  Cablevision Systems Corp. Series B:
       100,000        8.716% due 4/01/2009 (c)                                     103,375
     3,900,000        8% due 4/15/2012                                           3,831,750
     2,950,000    Century Communications Series B, 9.05%*
                    due 1/15/2008 (b)                                            1,593,000
     3,000,000    Charter Communications Holdings LLC, 9.625%
                    due 11/15/2009                                               2,295,000
     2,475,000    Charter Communications Holdings II LLC,10.25%
                    due 9/15/2010                                                2,468,812
       905,000    Charter Communications, Inc., 5.875%
                    due 11/16/2009 (a)(g)                                          648,206
                  Intelsat Bermuda Ltd. (g):
     3,925,000        9.609% due 1/15/2012 (c)                                   4,003,500
     4,325,000        8.625% due 1/15/2015                                       4,487,187
       981,000    Loral Spacecom Corp.,14% due 10/15/2015 (f)                    1,172,295
     3,725,000    Mediacom Broadband LLC,11% due 7/15/2013                       3,985,750
     3,650,000    Mediacom LLC, 9.50% due 1/15/2013                              3,650,000
     3,313,000    PanAmSat Corp., 9% due 8/15/2014                               3,495,215
     3,025,000    Quebecor Media, Inc., 7.75% due 3/15/2016 (g)                  3,100,625
     2,950,000    Rainbow National Services LLC,10.375%
                    due 9/01/2014 (g)                                            3,337,188
                                                                             -------------
                                                                                41,779,778
==========================================================================================
Chemicals--4.2%
     2,311,000    BCP Caylux Holdings Luxembourg SCA, 9.625%
                    due 6/15/2014                                                2,585,431
     2,317,000    Huntsman International, LLC,10.125%
                    due 7/01/2009                                                2,374,925
     3,050,000    Innophos, Inc., 8.875% due 8/15/2014 (g)                       3,141,500
     1,500,000    Millennium America, Inc., 9.25% due 6/15/2008                  1,541,250
                  Nalco Co.:
       750,000        7.75% due 11/15/2011                                         763,125
     1,725,000        8.875% due 11/15/2013                                      1,806,938
     1,352,000    Nalco Finance Holdings, Inc., 9.161%*
                    due 2/01/2014                                                1,000,480
     1,750,000    Nova Chemicals Corp., 7.561%
                      due 11/15/2013 (c)                                         1,785,000
     3,575,000    Omnova Solutions, Inc.,11.25% due 6/01/2010                    3,762,688
     1,225,000    Tronox Worldwide LLC, 9.50% due 12/01/2012 (g)                 1,280,125
                                                                             -------------
                                                                                20,041,462
==========================================================================================
Consumer--Durables--0.9%
     2,150,000    Sealy Mattress Co., 8.25% due 6/15/2014                        2,246,750
       900,000    Simmons Bedding Co., 7.875% due 1/15/2014                        864,000
     1,167,000    Tempur-Pedic, Inc.,10.25% due 8/15/2010                        1,248,690
                                                                             -------------
                                                                                 4,359,440
==========================================================================================
Consumer--Non-Durables--4.2%
     3,325,000    Chattem, Inc., 7% due 3/01/2014                                3,341,625
     4,500,000    Church & Dwight Co., Inc., 6% due 12/15/2012                   4,477,500
     5,450,000    Hines Nurseries, Inc.,10.25% due 10/01/2011                    5,443,187
     3,000,000    Quiksilver, Inc., 6.875% due 4/15/2015                         2,895,000
     3,425,000    Samsonite Corp., 8.875% due 6/01/2011                          3,621,938
                                                                             -------------
                                                                                19,779,250
==========================================================================================
Diversified Media--7.8%
     4,525,000    CBD Media, Inc., 8.625% due 6/01/2011                          4,598,531
     3,500,000    CanWest Media, Inc., 8% due 9/15/2012                          3,587,500
     2,171,000    Dex Media West LLC, 9.875% due 8/15/2013                       2,404,382
     4,075,000    Houghton Mifflin Co., 8.25% due 2/01/2011                      4,258,375
     5,798,000    Liberty Media Corp., 0.75% due 3/30/2023 (a)                   6,203,860


       CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006              7

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                                 Value
==========================================================================================
Diversified Media (concluded)
                  RH Donnelley Corp. (g):
  $  1,150,000        6.875% due 1/15/2013                                   $   1,081,000
     2,275,000        8.875% due 1/15/2016                                       2,374,531
     2,150,000        Series A-2, 6.875% due 1/15/2013                           2,021,000
     2,150,000    Six Flags, Inc., 9.625% due 6/01/2014                          2,182,250
     2,650,000    Universal City Florida Holding Co. I, 9.43%
                    due 5/01/2010 (c)                                            2,689,750
     5,175,000    Yell Finance BV, 11.201%* due 8/01/2011                        5,349,656
                                                                             -------------
                                                                                36,750,835
==========================================================================================
Energy--Exploration & Production--3.0%
     2,425,000    Belden & Blake Corp., 8.75% due 7/15/2012                      2,522,000
     2,400,000    Chaparral Energy, Inc., 8.50% due 12/01/2015 (g)               2,538,000
     3,050,000    Compton Petroleum Finance Corp., 7.625%
                    due 12/01/2013                                               3,118,625
     1,200,000    Encore Acquisition Co., 6.25% due 4/15/2014                    1,176,000
                  Plains Exploration & Production Co.:
       400,000        7.125% due 6/15/2014                                         417,000
     4,000,000        Series B, 8.75% due 7/01/2012                              4,300,000
                                                                             -------------
                                                                                14,071,625
==========================================================================================
Energy--Other--3.6%
       750,000    Copano Energy LLC, 8.125% due 3/01/2016 (g)                      780,000
     2,900,000    Dresser, Inc., 9.375% due 4/15/2011                            3,045,000
       600,000    Ferrellgas Escrow LLC, 6.75% due 5/01/2014                       585,000
     3,650,000    Ferrellgas Partners LP, 8.75% due 6/15/2012                    3,695,625
     3,650,000    SemGroup LP, 8.75% due 11/15/2015 (g)                          3,777,750
     2,300,000    Star Gas Partners LP, 10.25% due 2/15/2013                     2,328,750
     3,025,000    Suburban Propane Partners, LP, 6.875%
                    due 12/15/2013                                               2,919,125
                                                                             -------------
                                                                                17,131,250
==========================================================================================
Food & Drug--0.2%
       700,000    Stripes Acquisition LLC,10.625%
                    due 12/15/2013 (g)                                             731,500
==========================================================================================
Food & Tobacco--2.9%
     1,225,000    AmeriQual Group LLC, 9% due 4/01/2012 (g)                      1,286,250
     4,550,000    Cott Beverages USA, Inc., 8% due 12/15/2011                    4,675,125
                  Del Monte Corp.:
     1,850,000        8.625% due 12/15/2012                                      1,970,250
     1,525,000        6.75% due 2/15/2015                                        1,525,000
       600,000    Michael Foods, Inc., 8% due 11/15/2013                           612,000
     3,600,000    New World Pasta Co., 9.25% due 2/15/2009 (b)                     216,000
     3,350,000    Smithfield Foods, Inc. Series B, 8% due 10/15/2009             3,500,750
                                                                             -------------
                                                                                13,785,375
==========================================================================================
Gaming--10.3%
     5,000,000    Boyd Gaming Corp., 8.75% due 4/15/2012                         5,350,000
     1,400,000    CCM Merger, Inc., 8% due 8/01/2013 (g)                         1,393,000
     2,075,000    Caesars Entertainment, Inc., 7.875%
                    due 3/15/2010                                                2,212,469
                  Galaxy Entertainment Finance Co. Ltd. (g):
     1,600,000        9.655% due 12/15/2010 (c)                                  1,652,000
       850,000        9.875% due 12/15/2012                                        879,750
     2,650,000    Inn of the Mountain Gods Resort & Casino,12%
                    due 11/15/2010                                               2,799,062
     1,825,000    Isle of Capri Casinos, Inc., 9% due 3/15/2012                  1,939,063
     2,375,000    Little Traverse Bay Bands of Odawa Indians,
                    10.25% due 2/15/2014 (g)                                     2,345,313
     2,425,000    MGM Mirage, 9.75% due 6/01/2007                                2,540,188
     5,175,000    Majestic Star Casino LLC, 9.50% due 10/15/2010                 5,537,250
     1,525,000    Mirage Resorts, Inc., 6.75% due 2/01/2008                      1,545,969
     3,050,000    Penn National Gaming, Inc., 6.875%
                    due 12/01/2011                                               3,111,000
     3,800,000    Poster Financial Group, Inc., 8.75%
                    due 12/01/2011                                               3,990,000
     4,175,000    Resorts International Hotel and Casino, Inc.,
                    11.50% due 3/15/2009                                         4,602,938
     1,525,000    San Pasqual Casino, 8% due 9/15/2013 (g)                       1,555,500
     2,000,000    Station Casinos, Inc., 6.625% due 3/15/2018 (g)                2,000,000
     2,775,000    Tunica-Biloxi Gaming Authority, 9%
                    due 11/15/2015 (g)                                           2,844,375
     2,425,000    Wynn Las Vegas LLC, 6.625% due 12/01/2014                      2,388,625
                                                                             -------------
                                                                                48,686,502
==========================================================================================
Health Care--8.2%
     1,200,000    Athena Neurosciences Finance LLC, 7.25%
                    due 2/21/2008                                                1,167,000
     5,450,000    DaVita, Inc., 7.25% due 3/15/2015                              5,559,000
     2,375,000    Elan Finance Plc, 8.749% due 11/15/2011 (c)                    2,297,812
     3,025,000    HCA, Inc., 5.50% due 12/01/2009                                2,976,521
     3,650,000    HealthSouth Corp., 8.375% due 10/01/2011                       4,106,250
                  Mylan Laboratories, Inc.:
     1,800,000        5.75% due 8/15/2010                                        1,795,500
       900,000        6.375% due 8/15/2015                                         910,125
                  Select Medical Corp.:
     2,200,000        7.625% due 2/01/2015                                       1,881,000
     3,050,000        10.82% due 9/15/2015 (c)(g)                                2,455,250
     1,500,000    Tenet Healthcare Corp., 9.875% due 7/01/2014                   1,526,250
     3,050,000    Triad Hospitals, Inc., 7% due 5/15/2012                        3,111,000
     4,075,000    U.S. Oncology, Inc., 9% due 8/15/2012                          4,360,250
     1,500,000    Vanguard Health Holding Co. II, LLC, 9%
                    due 10/01/2014                                               1,563,750
     5,025,000    Ventas Realty LP, 6.75% due 6/01/2010                          5,131,781
                                                                             -------------
                                                                                38,841,489
==========================================================================================
Housing--3.5%
                  Building Materials Corp. of America:
     7,350,000        8% due 10/15/2007                                          7,469,437
     3,325,000        8% due 12/01/2008                                          3,370,719
     1,225,000    Forest City Enterprises, Inc., 7.625%
                    due 6/01/2015                                                1,281,656
                  Goodman Global Holding Co., Inc.:
       750,000        7.491% due 6/15/2012 (c)                                     763,125
     1,525,000        7.875% due 12/15/2012                                      1,490,687
     1,225,000    Standard-Pacific Corp., 6.50% due 8/15/2010                    1,174,469
     1,100,000    Texas Industries, Inc., 7.25% due 7/15/2013                    1,138,500
                                                                             -------------
                                                                                16,688,593
==========================================================================================
Information Technology--7.4%
     1,575,000    Activant Solutions, Inc.,10.53%
                    due 4/01/2010 (c)(g)                                         1,614,375
     2,210,000    Advanced Micro Devices, Inc., 7.75%
                    due 11/01/2012                                               2,342,600
     3,325,000    Cypress Semiconductor Corp., 1.25%
                    due 6/15/2008 (a)                                            4,297,563
     3,350,000    Freescale Semiconductor, Inc., 7.35%
                    due 7/15/2009 (c)                                            3,433,750
                  MagnaChip Semiconductor SA:
     2,600,000        8.16% due 12/15/2011 (c)                                   2,639,000
     1,950,000        8% due 12/15/2014                                          1,881,750


8      CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                                 Value
==========================================================================================
Information Technology (concluded)
  $  2,960,000    Quantum Corp., 4.375% due 8/01/2010 (a)                    $   3,011,800
                  SunGard Data Systems, Inc. (g):
     3,775,000        9.125% due 8/15/2013                                       4,015,656
     2,525,000        9.431% due 8/15/2013 (c)                                   2,663,875
     1,475,000        10.25% due 8/15/2015                                       1,546,906
     1,200,000    Telcordia Technologies Inc.,10% due 3/15/2013 (g)              1,104,000
     1,850,000    UGS Corp.,10% due 6/01/2012                                    2,028,063
     4,875,000    Viasystems, Inc.,10.50% due 1/15/2011                          4,680,000
                                                                             -------------
                                                                                35,259,338
==========================================================================================
Leisure--1.5%
                  FelCor Lodging LP:
     4,650,000        8.83% due 6/01/2011 (c)                                    4,836,000
     2,000,000        9% due 6/01/2011                                           2,210,000
                                                                             -------------
                                                                                 7,046,000
==========================================================================================
Manufacturing--4.7%
     3,325,000    CPI Holdco, Inc.,10.561% due 2/01/2015 (c)                     3,441,375
     1,375,000    Chart Industries, Inc., 9.125% due 10/15/2015 (g)              1,423,125
     5,750,000    EaglePicher Inc., 9.75% due 9/01/2013 (b)                      3,996,250
     3,050,000    Invensys Plc, 9.875% due 3/15/2011 (g)                         3,156,750
     2,055,000    Medis Technologies Ltd., 6% due 7/15/2010 (a)(g)               2,260,500
     1,525,000    Mueller Group, Inc.,10% due 5/01/2012                          1,669,875
     1,250,000    Rexnord Corp.,10.125% due 12/15/2012                           1,375,000
     1,500,000    Superior Essex Communications LLC, 9%
                    due 4/15/2012                                                1,515,000
     3,650,000    Trimas Corp., 9.875% due 6/15/2012                             3,212,000
                                                                             -------------
                                                                                22,049,875
==========================================================================================
Metal--Other--1.9%
     2,400,000    Foundation PA Coal Co., 7.25% due 8/01/2014                    2,460,000
     3,650,000    Indalex Holding Corp.,11.50% due 2/01/2014 (g)                 3,577,000
     3,250,000    Novelis, Inc., 7.75% due 2/15/2015                             3,152,500
                                                                             -------------
                                                                                 9,189,500
==========================================================================================
Packaging--1.9%
     3,050,000    Graham Packing Co., Inc., 9.875%
                    due 10/15/2014                                               3,095,750
                  Owens-Brockway:
     4,600,000        8.875% due 2/15/2009                                       4,789,750
       600,000        8.25% due 5/15/2013                                          625,500
     2,000,000    Pliant Corp., 13% due 6/01/2010 (b)                              490,000
                                                                             -------------
                                                                                 9,001,000
==========================================================================================
Paper--5.2%
     3,050,000    Abitibi-Consolidated, Inc., 8.41%
                    due 6/15/2011 (c)                                            2,966,125
     1,525,000    Boise Cascade LLC, 7.475% due 10/15/2012 (c)                   1,517,375
     4,250,000    Bowater, Inc., 7.91% due 3/15/2010 (c)                         4,250,000
     3,125,000    Domtar, Inc., 7.125% due 8/15/2015                             2,617,187
                  Graphic Packaging International Corp.:
     1,275,000        8.50% due 8/15/2011                                        1,281,375
     2,400,000        9.50% due 8/15/2013                                        2,280,000
     1,475,000    JSG Funding Plc, 9.625% due 10/01/2012                         1,545,063
                  NewPage Corp.:
     2,275,000        10.93% due 5/01/2012 (c)                                   2,388,750
     2,275,000        12% due 5/01/2013                                          2,331,875
     3,275,000    Norske Skog Canada Ltd. Series D, 8.625%
                    due 6/15/2011                                                3,242,250
                                                                             -------------
                                                                                24,420,000
==========================================================================================
Retail--2.0%
       900,000    General Nutrition Centers, Inc., 8.625%
                    due 1/15/2011                                                  900,000
     3,925,000    Jean Coutu Group, Inc., 8.50% due 8/01/2014                    3,748,375
                  Neiman-Marcus Group, Inc. (g):
     2,125,000        9% due 10/15/2015                                          2,244,531
     2,425,000        10.375% due 10/15/2015                                     2,552,313
                                                                             -------------
                                                                                 9,445,219
==========================================================================================
Service--6.7%
     4,025,000    Allied Waste North America, Inc. Series B, 8.875%
                    due 4/01/2008                                                4,236,312
     4,250,000    Corrections Corp. of America, 7.50%
                    due 5/01/2011                                                4,393,437
     2,725,000    Dycom Industries, Inc., 8.125% due 10/15/2015 (g)              2,834,000
     1,975,000    MSW Energy Holdings LLC, 8.50% due 9/01/2010                   2,103,375
       750,000    MSW Energy Holdings II LLC, 7.375%
                    due 9/01/2010                                                  776,250
     3,000,000    Mac-Gray Corp., 7.625% due 8/15/2015                           3,075,000
     4,225,000    Service Corp. International, 7.50%
                    due 6/15/2017 (g)                                            4,314,781
     5,150,000    United Rentals North America, Inc., 7.75%
                    due 11/15/2013                                               5,169,313
     4,650,000    Waste Services, Inc., 9.50% due 4/15/2014                      4,766,250
                                                                             -------------
                                                                                31,668,718
==========================================================================================
Steel--1.2%
     3,050,000    Chaparral Steel Co.,10% due 7/15/2013                          3,370,250
     2,000,000    Ucar Finance, Inc.,10.25% due 2/15/2012                        2,130,000
                                                                             -------------
                                                                                 5,500,250
==========================================================================================
Telecommunications--5.9%
                  ADC Telecommunications, Inc. (a):
     2,874,000        1% due 6/15/2008                                           3,064,403
       900,000        5.045% due 6/15/2013 (c)                                     977,625
     3,600,000    Eircom Funding Plc, 8.25% due 8/15/2013                        3,847,500
     3,050,000    Inmarsat Finance Plc, 7.625% due 6/30/2012                     3,145,312
     4,350,000    LCI International, Inc., 7.25% due 6/15/2007                   4,398,938
       650,000    Qwest Communications International, Inc.,
                    7.50% due 2/15/2014                                            667,875
                  Qwest Corp.:
     2,350,000        8.16% due 6/15/2013 (c)                                    2,567,375
       850,000        7.625% due 6/15/2015                                         911,625
       536,000    Terremark Worldwide, Inc., 9%
                    due 6/15/2009 (a)(g)                                           477,040
     1,400,000    Time Warner Telecom Holdings, Inc., 8.749%
                    due 2/15/2011 (c)                                            1,429,750
     6,150,000    Time Warner Telecom, Inc.,10.125%
                    due 2/01/2011                                                6,457,500
                                                                             -------------
                                                                                27,944,943
==========================================================================================
Transportation--1.1%
       925,000    OMI Corp., 7.625% due 12/01/2013                                 948,125
     3,750,000    Teekay Shipping Corp., 8.875% due 7/15/2011                    4,162,500
                                                                             -------------
                                                                                 5,110,625
==========================================================================================
Utility--10.5%
                  The AES Corp.:
     7,199,000        9.375% due 9/15/2010                                       7,900,902
     2,475,000        8.75% due 5/15/2013 (g)                                    2,685,375
     3,025,000    Aquila, Inc., 7.625% due 11/15/2009                            3,100,625
     2,900,000    Centerpoint Energy, Inc. Series B, 3.75%
                    due 5/15/2023 (a)                                            3,400,250


       CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006              9

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                                 Value
==========================================================================================
Utility (concluded)
  $  3,342,000    ESI Tractebel Acquisition Corp. Series B, 7.99%
                    due 12/30/2011                                           $   3,495,187
     2,975,000    Edison Mission Energy, 9.875% due 4/15/2011                    3,428,687
     3,125,000    Mirant North America LLC, 7.375%
                    due 12/31/2013 (g)                                           3,207,031
                  NRG Energy, Inc.:
     2,450,000        7.25% due 2/01/2014                                        2,511,250
     2,300,000        7.375% due 2/01/2016                                       2,369,000
                  Nevada Power Co.:
       910,000        9% due 8/15/2013                                           1,006,238
     3,120,000        Series E,10.875% due 10/15/2009                            3,378,314
     3,400,000    Reliant Energy, Inc., 9.50% due 7/15/2013                      3,468,000
     2,600,000    Sierra Pacific Power Co. Series A, 8%
                    due 6/01/2008                                                2,723,500
     1,825,000    Sierra Pacific Resources, 8.625% due 3/15/2014                 1,991,685
     1,550,000    Southern Natural Gas Co., 8.875% due 3/15/2010                 1,657,913
     3,277,842    Tenaska Alabama Partners LP, 7%
                    due 6/30/2021 (g)                                            3,383,437
                                                                             -------------
                                                                                49,707,394
==========================================================================================
Wireless Communications--4.8%
     2,500,000    Centennial Cellular Operating Co. LLC,10.125%
                    due 6/15/2013                                                2,737,500
     1,500,000    Dobson Cellular Systems, 9.43%
                    due 11/01/2011 (c)                                           1,560,000
     1,350,000    Dobson Communications Corp., 8.85%
                    due 10/15/2012 (c)(m)                                        1,336,500
     2,750,000    IWO Holdings, Inc., 8.35% due 1/15/2012 (c)                    2,863,437
                  Rogers Wireless Communications, Inc.:
     1,300,000        8.035% due 12/15/2010 (c)                                  1,345,500
       250,000        8% due 12/15/2012                                            266,875
     5,025,000        6.375% due 3/01/2014                                       5,075,250
                  Rural Cellular Corp.:
     1,025,000        9.41% due 3/15/2010 (c)                                    1,045,500
     3,025,000        8.25% due 3/15/2012                                        3,176,250
     1,365,000    SBA Communications Corp., 8.50%
                    due 12/01/2012                                               1,501,500
     1,944,000    SBA Telecommunications, Inc., 7.415%*
                    due 12/15/2011                                               1,841,940
                                                                             -------------
                                                                                22,750,252
------------------------------------------------------------------------------------------
                  Total Corporate Bonds
                  (Cost--$580,022,942)--124.3%                                 587,757,283
==========================================================================================

                  Floating Rate Loan Interests (d)
==========================================================================================
Cable--U.S.--1.6%
     7,950,000    Century Cable Holdings LLC, Discretionary Term
                    Loan, 9.50% due 12/31/2009                                   7,791,000
==========================================================================================
Chemicals--1.0%
     4,650,000    Wellman, Inc. Second Lien Term Loan,11.43%
                    due 2/10/2010                                                4,772,063
==========================================================================================
Consumer--Durables--0.5%
     2,125,000    Simmons Co. Term Loan, 8.50% due 6/19/2012                     2,153,887
------------------------------------------------------------------------------------------
                  Total Floating Rate Loan Interests
                  (Cost--$14,215,553)--3.1%                                     14,716,950
==========================================================================================

                  Foreign Government Obligations
==========================================================================================
Government--Foreign--2.5%
                  Brazilian Government International Bond:
     3,100,000        8.75% due 2/04/2025                                        3,743,250
     3,100,000        8.25% due 1/20/2034                                        3,689,000
     1,800,000    Philippine Government International Bond,
                    8.375% due 2/15/2011                                         1,950,750
     1,750,000    Turkey Government International Bond, 6.875%
                    due 3/17/2036                                                1,776,250
       600,000    Venezuela Government International Bond,
                    7.65% due 4/21/2025                                            654,000
------------------------------------------------------------------------------------------
                  Total Foreign Government Obligations
                  (Cost--$10,378,496)--2.5%                                     11,813,250
==========================================================================================

        Shares
          Held    Common Stocks
==========================================================================================
Airlines--0.2%
       129,348    ABX Air, Inc. (i)                                              1,037,371
==========================================================================================
Cable--U.S.--0.8%
       137,986    Loral Space & Communications Ltd. (i)                          3,721,482
==========================================================================================
Energy--Other--0.0%
         4,201    Trico Marine Services, Inc. (i)                                  122,375
==========================================================================================
Paper--0.1%
       149,825    Western Forest Products, Inc. (i)                                223,826
------------------------------------------------------------------------------------------
                  Total Common Stocks
                  (Cost--$5,220,470)--1.1%                                       5,105,054
==========================================================================================

==========================================================================================
Preferred Securities
------------------------------------------------------------------------------------------

                  Preferred Stocks
==========================================================================================
Automotive--0.5%
       158,300    General Motors Corp. Series C, 6.25% (a)                       2,627,780
==========================================================================================
Cable--U.S.--0.4%
         8,707    Loral Spacecom Corp. Series A, 12% (f)(g)                      1,723,986
------------------------------------------------------------------------------------------
                  Total Preferred Stocks
                  (Cost--$5,680,551)--0.9%                                       4,351,766
==========================================================================================

          Face
        Amount    Capital Trusts
==========================================================================================
Health Care--1.3%
  $  5,850,000    Fresenius Medical Care Capital Trust II, 7.875%
                    due 2/01/2008                                                6,054,750
------------------------------------------------------------------------------------------
                  Total Capital Trusts
                  (Cost--$5,533,066)--1.3%                                       6,054,750
------------------------------------------------------------------------------------------
                  Total Preferred Securities
                  (Cost--$11,213,617)--2.2%                                     10,406,516
==========================================================================================


10     CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

        Shares
          Held    Warrants (h)                                                    Value
==========================================================================================
Health Care--0.0%
        52,465    HealthSouth Corp.
                    (expires 1/16/2014)                                      $     131,163
==========================================================================================
Paper--0.0%
         1,100    MDP Acquisitions Plc
                    (expires 10/01/2013)                                            11,000
==========================================================================================
Wireless Communications--0.1%
         1,350    American Tower Corp.
                    (expires 8/01/2008)                                            605,111
------------------------------------------------------------------------------------------
                  Total Warrants
                  (Cost--$87,831)--0.1%                                            747,274
==========================================================================================

                  Rights (k)
==========================================================================================
Paper--0.0%
       149,825    Western Forest Products, Inc.                                      2,633
------------------------------------------------------------------------------------------
                  Total Rights
                  (Cost--$0)--0.0%                                                   2,633
==========================================================================================

    Beneficial
      Interest    Other Interests (e)
==========================================================================================
Airlines--0.6%
     6,615,420    US Airways Group, Inc. (Certificate of
                    Beneficial Interest)                                         2,910,785
==========================================================================================
Cable--U.S.--0.0%
     6,200,000    Loral Cyberstar Escrow                                                62
------------------------------------------------------------------------------------------
                  Total Other Interests
                  (Cost--$1,786,163)--0.6%                                       2,910,847
==========================================================================================

                  Short-Term Securities
==========================================================================================
         1,842    Merrill Lynch Liquidity Series, LLC
                    Cash Sweep Series I, 4.42% (c)(j)                                1,842
------------------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost--$1,842)--0.0%                                               1,842
==========================================================================================
Total Investments (Cost--$622,926,914**)--133.9%                               633,461,649

Liabilities in Excess of Other Assets--(33.9%)                                (160,427,310)
                                                                             -------------
Net Assets--100.0%                                                           $ 473,034,339
                                                                             =============

* Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
** The cost and unrealized appreciation (depreciation) of investments as of February 28, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ........................................      $624,915,785
                                                                   ============
      Gross unrealized appreciation .........................      $ 23,593,165
      Gross unrealized depreciation .........................       (15,047,301)
                                                                   ------------
      Net unrealized appreciation ...........................      $  8,545,864
                                                                   ============

(a)   Convertible security.
(b) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(c)   Floating rate note.
(d) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.
(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(f) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(g) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(h) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(i)   Non-income producing security.
(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ---------------------------------------------------------------------------------
                                                                     Net       Interest
      Affiliate                                                   Activity      Income
      ---------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I     $(40,518)    $ 10,491
      ---------------------------------------------------------------------------------

(k)   The rights may be exercised until 3/09/2006.
(l) As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity.
(m) This security or a portion thereof, has been purchased on a "when-issued" basis.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o     Swaps outstanding as of February 28, 2006 were as follows:

      ----------------------------------------------------------------------------------
                                                                             Unrealized
                                                           Notional         Appreciation
                                                            Amount         (Depreciation)
      ----------------------------------------------------------------------------------
      Sold credit default protection on General Motors
        Corp. and receive 5%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires June 2006                                 $1,225,000            $  7,331

      Sold credit default protection on General Motors
        Acceptance Corp. and receive 4%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires June 2006                                 $1,225,000                 586

      Sold credit default protection on General Motors
        Acceptance Corp. and receive 3.50%

      Broker, JPMorgan Chase Bank
        Expires March 2007                                $1,225,000             (16,553)

      Sold credit default protection on General Motors
        Acceptance Corp. and receive 4.50%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires March 2007                                $1,225,000              (4,594)

      Sold credit default protection on General
        Motors Corp. and receive 4.40%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires June 2007                                 $  600,000             (62,826)


       CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006             11

Schedule of Investments (concluded)                            (in U.S. dollars)

      Swaps outstanding as of February 28, 2006 (concluded):

      ----------------------------------------------------------------------------------
                                                                             Unrealized
                                                           Notional         Appreciation
                                                            Amount         (Depreciation)
      ----------------------------------------------------------------------------------
      Sold credit default protection on General
        Motors Corp. and receive 8%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires June 2007                                 $  600,000            $(38,929)

      Sold credit default protection on Russian
        Federation and receive 0.73%

      Broker, UBS Warburg
        Expires October 2010                              $2,400,000              25,894

      Sold credit default protection on Federative
        Republic of Brazil and receive 3.44%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires October 2010                              $1,500,000             149,247

      Bought credit default protection on Chemtura
        Corp. and pay 1.35%

      Broker, Deutsche Bank AG London
        Expires December 2010                             $  900,000             (14,875)

      Bought credit default protection on Chemtura
        Corp. and pay 1.4286%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires December 2010                             $2,125,000             (42,162)

      Sold credit default protection on Dow Jones
        CDX Emerging Markets Index Series 4 and
        receive 1.80%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires December 2010                             $1,500,000              64,726

      Sold credit default protection on Dow Jones
        CDX Emerging Markets Index Series 4 and
        receive 1.80%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires December 2010                             $4,600,000             258,294
      ----------------------------------------------------------------------------------
      Total                                                                     $326,139
                                                                                ========

      See Notes to Financial Statements.


12     CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006

Statement of Assets, Liabilities and Capital

As of February 28, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost--$622,925,072) ...                      $ 633,459,807
            Investments in affiliated securities, at value (identified cost--$1,842) ...........                              1,842
            Cash ...............................................................................                             97,660
            Unrealized appreciation on swaps ...................................................                            506,078
            Receivables:
               Interest ........................................................................     $  11,071,560
               Securities sold .................................................................         2,487,468
               Swaps ...........................................................................            85,525       13,644,553
                                                                                                     -------------
            Prepaid expenses and other assets ..................................................                             78,821
                                                                                                                      -------------
            Total assets .......................................................................                        647,788,761
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Loans ..............................................................................                        160,500,000
            Unrealized depreciation on swaps ...................................................                            179,939
            Swaps premiums received ............................................................                            122,389
            Payables:
               Securities purchased ............................................................        13,305,474
               Investment adviser ..............................................................           241,691
               Dividends to shareholders .......................................................           228,101
               Interest on loans ...............................................................            84,692
               Swaps ...........................................................................             8,384
               Other affiliates ................................................................             4,250       13,872,592
                                                                                                     -------------
            Accrued expenses and other liabilities .............................................                             79,502
                                                                                                                      -------------
            Total liabilities ..................................................................                        174,754,422
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets .........................................................................                      $ 473,034,339
                                                                                                                      =============
===================================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------------
            Common Stock, $.10 par value, 200,000,000 shares authorized ........................                      $   3,294,409
            Paid-in capital in excess of par ...................................................                        466,527,839
            Distributions in excess of investment income--net ..................................     $  (1,548,072)
            Accumulated realized capital losses--net ...........................................        (6,100,711)
            Unrealized appreciation--net .......................................................        10,860,874
                                                                                                     -------------
            Total accumulated earnings--net ....................................................                          3,212,091
                                                                                                                      -------------
            Total capital--Equivalent to $14.36 per share based on 32,944,087 shares of
             capital stock outstanding (market price--$13.80) ..................................                      $ 473,034,339
                                                                                                                      =============

      See Notes to Financial Statements.


       CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006             13

Statement of Operations

For the Six Months Ended February 28, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest (including $10,491 from affiliates) .......................................                      $  25,755,555
            Dividends ..........................................................................                            160,156
            Other ..............................................................................                            373,332
                                                                                                                      -------------
            Total income .......................................................................                         26,289,043
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Loan interest expense ..............................................................     $   3,874,870
            Investment advisory fees ...........................................................         1,959,718
            Borrowing costs ....................................................................           132,564
            Accounting services ................................................................            84,730
            Professional fees ..................................................................            40,985
            Transfer agent fees ................................................................            33,927
            Printing and shareholder reports ...................................................            25,813
            Custodian fees .....................................................................            19,692
            Pricing services ...................................................................            14,980
            Directors' fees and expenses .......................................................            12,667
            Listing fees .......................................................................            11,570
            Other ..............................................................................            19,101
                                                                                                     -------------
            Total expenses .....................................................................                          6,230,617
                                                                                                                      -------------
            Investment income--net .............................................................                         20,058,426
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments--net ................................................................        (5,909,080)
               Swaps--net ......................................................................           144,619       (5,764,461)
                                                                                                     -------------
            Change in unrealized appreciation/depreciation on:
               Investments--net ................................................................        (1,154,823)
               Swaps--net ......................................................................           316,349         (838,474)
                                                                                                     ------------------------------
            Total realized and unrealized loss--net ............................................                         (6,602,935)
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations ...............................                      $  13,455,491
                                                                                                                      =============

      See Notes to Financial Statements.


14     CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006

Statements of Changes in Net Assets

                                                                                                      For the Six        For the
                                                                                                      Months Ended      Year Ended
                                                                                                      February 28,      August 31,
Increase (Decrease) in Net Assets:                                                                       2006              2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .............................................................     $  20,058,426    $  48,150,672
            Realized gain (loss)--net ..........................................................        (5,764,461)      22,868,474
            Change in unrealized appreciation/depreciation--net ................................          (838,474)     (16,546,937)
                                                                                                     ------------------------------
            Net increase in net assets resulting from operations ...............................        13,455,491       54,472,209
                                                                                                     ------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .............................................................       (22,333,956)     (53,736,409)
            Realized gain--net .................................................................       (18,516,619)     (32,164,606)
                                                                                                     ------------------------------
            Net decrease in net assets resulting from dividends and distributions to
             shareholders ......................................................................       (40,850,575)     (85,901,015)
                                                                                                     ------------------------------
===================================================================================================================================
Capital Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Value of shares issued to Common Stock shareholders in reinvestment of dividends
             and distributions .................................................................           126,423        3,234,101
                                                                                                     ------------------------------
            Net increase in net assets derived from capital stock transactions .................           126,423        3,234,101
                                                                                                     ------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets .......................................................       (27,268,661)     (28,194,705)
            Beginning of period ................................................................       500,303,000      528,497,705
                                                                                                     ------------------------------
            End of period* .....................................................................     $ 473,034,339    $ 500,303,000
                                                                                                     ==============================
               * Undistributed (distributions in excess of) investment income--net .............     $  (1,548,072)   $     727,458
                                                                                                     ==============================

      See Notes to Financial Statements.


       CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006             15

Statement of Cash Flows

For the Six Months Ended February 28, 2006
===================================================================================================================================
Cash Provided by Operating Activities
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase in net assets resulting from operations ...........................................          $  13,455,491
            Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
               Decrease in receivables .....................................................................              1,249,932
               Increase in prepaid expenses and other assets ...............................................                 (9,569)
               Increase in accrued expenses and other liabilities ..........................................                (49,828)
               Realized and unrealized loss--net ...........................................................              6,602,935
               Amortization of discount ....................................................................               (879,749)
            Proceeds from sales and paydowns of long-term investments ......................................            211,252,437
            Other investment related transactions ..........................................................                144,653
            Purchases of long-term investments .............................................................           (163,170,798)
            Proceeds from sales and maturities of short-term investments--net ..............................                 40,518
                                                                                                                      -------------
            Net cash provided by operating activities ......................................................             68,636,022
                                                                                                                      -------------
===================================================================================================================================
Cash Used for Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
            Cash receipts from borrowings ..................................................................            132,500,000
            Cash payments on borrowings ....................................................................           (160,500,000)
            Dividends and distributions paid to shareholders ...............................................            (40,756,486)
                                                                                                                      -------------
            Net cash used for financing activities .........................................................            (68,756,486)
                                                                                                                      -------------
===================================================================================================================================
Cash
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in cash ...........................................................................               (120,464)
            Cash at beginning of period ....................................................................                218,124
                                                                                                                      -------------
            Cash at end of period ..........................................................................          $      97,660
                                                                                                                      =============
===================================================================================================================================
Cash Flow Information
-----------------------------------------------------------------------------------------------------------------------------------
            Cash paid for interest .........................................................................          $   3,925,422
                                                                                                                      =============
===================================================================================================================================
Non-Cash Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
            Capital shares issued in reinvestment of dividends and distributions to
             shareholders ..................................................................................          $     126,423
                                                                                                                      =============

      See Notes to Financial Statements.


16     CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006

Financial Highlights

                                                                                                                      For the Period
                                                                    For the Six           For the Year Ended            November 30,
                                                                    Months Ended               August 31,                2001+ to
The following per share data and ratios have been derived           February 28,   ----------------------------------    August 31,
from information provided in the financial statements.                  2006         2005         2004         2003        2002
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
        Net asset value, beginning of period .......................  $  15.19     $  16.15     $  14.90     $  12.54    $  14.33
                                                                      -----------------------------------------------------------
           Investment income--net ..................................       .61***      1.47***      1.67***      1.68        1.08
           Realized and unrealized gain (loss)--net ................      (.22)         .19         1.27         2.37       (1.92)
                                                                      -----------------------------------------------------------
        Total from investment operations ...........................       .39         1.66         2.94         4.05        (.84)
                                                                      -----------------------------------------------------------
        Less dividends and distributions:
           Investment income--net ..................................      (.66)       (1.64)       (1.63)       (1.69)       (.93)
           Realized gain--net ......................................      (.56)        (.98)        (.06)          --          --
                                                                      -----------------------------------------------------------
        Total dividends and distributions ..........................     (1.22)       (2.62)       (1.69)       (1.69)       (.93)
                                                                      -----------------------------------------------------------
        Offering costs resulting from the issuance of Common Stock .        --           --           --           --++      (.02)
                                                                      -----------------------------------------------------------
        Net asset value, end of period .............................  $  14.36     $  15.19     $  16.15     $  14.90    $  12.54
                                                                      ===========================================================
        Market price per share, end of period ......................  $  13.80     $  15.04     $  15.44     $  14.47    $  12.50
                                                                      ===========================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
        Based on net asset value per share .........................      3.56%@      11.03%       20.92%@@     34.62%      (6.31%)@
                                                                      ===========================================================
        Based on market price per share ............................       .51%@      14.99%       19.04%       31.16%      (6.61%)@
                                                                      ===========================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
        Expenses, net of waiver and excluding interest expense .....       .99%*        .97%         .97%        1.05%        .63%*
                                                                      ===========================================================
        Expenses, net of waiver ....................................      2.62%*       1.99%        1.46%        1.52%        .89%*
                                                                      ===========================================================
        Expenses ...................................................      2.62%*       1.99%        1.46%        1.52%       1.12%*
                                                                      ===========================================================
        Investment income--net .....................................      8.43%*       9.38%       10.52%       12.22%      10.31%*
                                                                      ===========================================================
=================================================================================================================================
Leverage
---------------------------------------------------------------------------------------------------------------------------------
        Amount of borrowings outstanding, end of period
         (in thousands) ............................................  $160,500     $188,500     $199,700     $170,700    $ 58,400
                                                                      ===========================================================
        Average amount of borrowings outstanding during the
         period (in thousands) .....................................  $178,670     $184,650     $180,502     $ 93,361    $ 30,993
                                                                      ===========================================================
        Average amount of borrowings outstanding per share during
         the period*** .............................................  $   5.42     $   5.62     $   5.51     $   4.25    $   1.71
                                                                      ===========================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
        Net assets, end of period (in thousands) ...................  $473,034     $500,303     $528,498     $487,545    $232,421
                                                                      ===========================================================
        Portfolio turnover .........................................     26.82%       47.85%       82.36%       83.95%      49.51%
                                                                      ===========================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially dif ferent returns. Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
++    Amount is less than $.01 per share.
@     Aggregate total investment return.
@@ Fund Asset Management, L.P. (an affiliate), reimbursed the Fund for the difference in value of unregistered securities sold by the Fund and the same security of the issuer that had been registered for resale, which had no impact on total investment return.

      See Notes to Financial Statements.


       CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006             17

Notes to Financial Statements

1. Significant Accounting Policies:

Corporate High Yield Fund V, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol HYV. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Floating rate loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.


18     CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and possible lack of liquidity with respect to the swap agreements.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities


       CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006             19

Notes to Financial Statements (concluded)

because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

In addition, MLPF&S received $16,919 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 2006.

For the six months ended February 28, 2006, the Fund reimbursed FAM $5,702 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to merge ML & Co.'s investment management business, including FAM, with the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended February 28, 2006 were $174,903,972 and $209,416,297, respectively.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended February 28, 2006 and the year ended August 31, 2005 increased by 8,475 and 205,828 respectively as a result of dividend reinvestment.

5. Short-Term Borrowings:

On May 24, 2005, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citigroup North America, Inc. ("Citigroup") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $250,000,000. Under the Citigroup program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 4.37% and the average borrowing was approximately $178,670,000 for the six months ended February 28, 2006.

6. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.095000 per share on March 31, 2006 to shareholders of record on March 14, 2006.


20     CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Board are also independent directors. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund. Since the sub-advisory services are provided by Merrill Lynch Asset Management U.K. Limited, an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Investment Advisory Agreement together. The Board also considers other matters it deems important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund portfolio transactions, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement which occurred in February, 2006, the independent directors' and Board's review included the following:


       CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006             21

Disclosure of Investment Advisory Agreement (concluded)

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser and sub-adviser, focusing on investment advisory services and the resulting performance of the Fund. The Board uses data provided by Lipper and by the Investment Adviser in its review of advisory services. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years, or a shorter period in the case of a fund that has been in existence less than five years. The Board concluded that the comparative data indicated that performance was satisfactory. Considering all these factors, the Board concluded that the nature and quality of these services supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's taxable fixed-income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Ms. Phillips has more than ten years of experience in portfolio management. The Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds considered comparable by Lipper. The Board also compares the Fund's total expenses to those of other comparable funds. The Board determined that the Fund's contractual and actual management fee rates and total expenses were competitive with those of comparable funds, as determined by Lipper. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded that the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund appropriately benefits from any economies of scale and no changes were currently necessary.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


22     CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006

Officers and Directors

Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Vice President and Treasurer
Elizabeth M. Phillips, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

NYSE Symbol

HYV

--------------------------------------------------------------------------------
Effective January 1, 2006, Stephen B. Swensrud retired as Director of Corporate High Yield Fund V, Inc. The Fund's Board of Directors wishes Mr. Swensrud well in his retirement.
--------------------------------------------------------------------------------

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


       CORPORATE HIGH YIELD FUND V, INC.        FEBRUARY 28, 2006             23

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

Corporate High Yield Fund V, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund V, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Corporate High Yield Fund V, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                   #COYV -- 2/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate High Yield Fund V, Inc.


By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Corporate High Yield Fund V, Inc.

Date: April 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Corporate High Yield Fund V, Inc.

Date: April 20, 2006


By: /s/ Donald C. Burke
    ------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Corporate High Yield Fund V, Inc.

Date: April 20, 2006